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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 19, 2001

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


               KENTUCKY                                        61-0985936
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
             (c)      Exhibits

                      99.1 July 19, 2001 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On July 19, 2001, NS Group, Inc. issued a news release concerning its financial results for the quarter ended June 30, 2001. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NS GROUP, INC.

Date:  July 19, 2001                  By:  /s/ Thomas J. Depenbrock
                                      -----------------------------
                                               Thomas J. Depenbrock
                                               Vice President, Treasurer and
                                               Chief Financial Officer






                                  EXHIBIT INDEX



No.                        Exhibit
---                        -------

99.1                       July 19, 2001 Press Release